POWER OF ATTORNEY

The undersigned hereby constitutes and
appoints Jason N. Zimmer and Betty
J. Zabratanski his or her true and
lawful attorneys in fact to

1)	execute for and on behalf of
the undersigned a Form 3 Form 4, Form
5 and or Form 144 (the Form)in
accordance with Section 16(a) of the
Securities Exchange Act of 1934, as
amended (the SecuritiesExchange
Act), and the rules thereunder as
filed with the Securities and
Exchange Commission

2)	do and perform any and all
acts for and on behalf of the
undersigned which may be necessary
or desirable to complete the execution
of such form and the timely filing of
such form with the United States
Securities and Exchange Commission
and any other authority and

3)	take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney in fact, may be of
benefit to, in the best interest
of, or legally required by, the
undersigned, it being understood
that the documents executed by such
attorney in fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such
form and shall contain such terms
and conditions as such attorney in
fact may approve in his or her
discretion.

The undersigned hereby grants to
such attorneys in fact full power
and authority to do and perform
all and every act and thing
whatsoever requisite, necessary and
proper to be done in the exercise
of any of the rights and powers
herein granted, as fully to all
interests and purposes as the
undersigned might or could do
if personally present, with full
power of substitution or
revocation, hereby ratifying and
confirming all that such attorney
in fact, or his substitute or
substitutes shall lawfully do or
cause to be done by virtue of
this Power of Attorney and the
rights and powers herein
granted.

The undersigned acknowledges
that the foregoing attorneys in
fact, in serving in such
capacity at the request of
the undersigned, are not
assuming any of the
undersigneds responsibilities
to comply with Section 16 of
the Securities Exchange Act.

IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be
effective on the 14th day
of July 2003 and continuing
until the earlier of a
period of twelve months
from the Effective Date
or the termination of
employment with United
States Cellular Corporation
of the particular Attorney
in Fact.

Carolyn A Tilden
United States
Cellular Corporation
Vice President
IS
8410 West Bryn Mawr
Chicago Illinois